                                                                    EXHIBIT 24.1




                           THE SPORTSMAN'S GUIDE, INC.

                                POWER OF ATTORNEY


         WHEREAS, The Sportsman's Guide, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Gregory R. Binkley and Charles B. Lingen, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of March, 2001.



                                     /s/ Gary Olen
                                    -------------------------------
                                    Gary Olen

                           THE SPORTSMAN'S GUIDE, INC.

                                POWER OF ATTORNEY


         WHEREAS, The Sportsman's Guide, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Gregory R. Binkley and Charles B. Lingen, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of March, 2001.



                                     /s/ Leonard M. Paletz
                                    -------------------------------
                                    Leonard M. Paletz

                           THE SPORTSMAN'S GUIDE, INC.

                                POWER OF ATTORNEY


         WHEREAS, The Sportsman's Guide, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Gregory R. Binkley and Charles B. Lingen, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of March, 2001.



                                    /s/ William T. Sena
                                    -------------------------------
                                    William T. Sena

                           THE SPORTSMAN'S GUIDE, INC.

                                POWER OF ATTORNEY


         WHEREAS, The Sportsman's Guide, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Gregory R. Binkley and Charles B. Lingen, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of March, 2001.



                                     /s/ Mark F. Kroger
                                    -------------------------------
                                    Mark F. Kroger

                           THE SPORTSMAN'S GUIDE, INC.

                                POWER OF ATTORNEY


         WHEREAS, The Sportsman's Guide, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

         NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Gregory R. Binkley and Charles B. Lingen, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of March, 2001.



                                     /s/ Vincent W. Shiel
                                    -------------------------------
                                    Vincent W. Shiel